UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 4, 2010
Date of Report (Date of earliest event reported)
BLACKBOARD INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
(State of incorporation)	(Commission File Number No.)	(IRS Employer Identification \ No.)
650 Massachusetts Ave, NW
Washington, D.C. 20001
(Address of principal executive offices)
(202) 463-4860
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On August 9, 2010, Blackboard Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) to report the completion of its acquisitions of Elluminate, Inc. (“Elluminate”) and Wimba, Inc. (“Wimba”).
     The purpose of this Amendment No. 1 to the Current Report (the “Amendment”) is to file the financial statements and pro forma information required by Item 9.01 and the Amendment amends Item 9.01 of the Current Report to read in its entirety as set forth below. The Amendment does not amend or otherwise affect Items 1.01, 2.01, and 2.02 of the Current Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The following financial statements of Elluminate are attached hereto as Exhibit 99.3 and incorporated herein by reference:
•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of July 31, 2010 (unaudited) and October 31, 2009

•	Consolidated Statements of Operations and Deficit for the year ended October 31, 2009 and the nine months ended July 31, 2010 (unaudited) and July 31, 2009 (unaudited)

•	Consolidated Statements of Cash Flows for the year ended October 31, 2009 and the nine months ended July 31, 2010 (unaudited) and July 31, 2009 (unaudited)

•	Notes to Consolidated Financial Statements
     The following financial statements of Wimba are attached hereto as Exhibit 99.4 and incorporated herein by reference:
•	Report of Independent Public Accountants

•	Consolidated Balance Sheets as of June 30, 2010 (unaudited) and December 31, 2009

•	Consolidated Statements of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 (unaudited) and June 30, 2009 (unaudited)

•	Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficiency for the year ended December 31, 2009 and the six months ended June 30, 2010 (unaudited)

•	Consolidated Statements of Cash Flows for the year ended December 31, 2009 and the six months ended June 30, 2010 (unaudited) and June 30, 2009 (unaudited)

•	Notes to Consolidated Financial Statements
(b) Unaudited Pro Forma Financial Information
     The following pro forma financial information is attached hereto as Exhibit 99.5 and incorporated herein by reference.
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010

•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits

2.1 (1)	Arrangement Agreement dated July 2, 2010 by and among (i) Blackboard Inc., (ii) Elephant Acquisition Corp., a Canadian federal corporation and a wholly owned subsidiary of Blackboard, (iii) Elluminate, Inc., a Canadian federal corporation, (iv) certain shareholders of Elluminate, Inc., (v) Hotstart Technologies Inc., a Canadian federal corporation, (vi) 693899 Alberta Ltd., an Alberta corporation, (vii) 693897Alberta Ltd., an Alberta corporation, and (viii) Nashirali Samanani.

2.2 (2)	Agreement and Plan of Merger dated July 2, 2010 by and among (i) Blackboard Inc., (ii) Bear Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Blackboard Inc., (iii) Wimba, Inc., a Delaware corporation, and (iv) Walter H. Barandiaran and Carmen Scarpa.

10.1 (3)	Credit Agreement dated as of August 4, 2010 by and among Blackboard Inc., JPMorgan Chase Bank, N.A., Citibank, N.A., Credit Suisse AG, PNC Bank, National Association, Wells Fargo Bank, National Association, and the lenders party thereto.

23.1	Consent of KPMG LLP, Independent Auditors

23.2	Consent of J.H. Cohn LLP, Independent Public Accountants

99.1 (4)	Press Release dated July 7, 2010

99.2 (5)	Press release dated August 9, 2010.

99.3	Elluminate Financial Statements listed in Item 9.01(a)

99.4	Wimba Financial Statements listed in Item 9.01(a)

99.5	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(2)	Incorporated by reference to Exhibit 2.2 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(3)	Previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on August 9, 2010.

(4)	Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(5)	Previously filed as Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed on August 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC. (Registrant)
Dated: October 18, 2010	By:	/s/ John E. Kinzer
John E. Kinzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1 (1)	Arrangement Agreement dated July 2, 2010 by and among (i) Blackboard Inc., (ii) Elephant Acquisition Corp., a Canadian federal corporation and a wholly owned subsidiary of Blackboard, (iii) Elluminate, Inc., a Canadian federal corporation, (iv) certain shareholders of Elluminate, Inc., (v) Hotstart Technologies Inc., a Canadian federal corporation, (vi) 693899 Alberta Ltd., an Alberta corporation, (vii) 693897Alberta Ltd., an Alberta corporation, and (viii) Nashirali Samanani.

2.2 (2)	Agreement and Plan of Merger dated July 2, 2010 by and among (i) Blackboard Inc., (ii) Bear Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Blackboard Inc., (iii) Wimba, Inc., a Delaware corporation, and (iv) Walter H. Barandiaran and Carmen Scarpa.

10.1 (3)	Credit Agreement dated as of August 4, 2010 by and among Blackboard Inc., JPMorgan Chase Bank, N.A., Citibank, N.A., Credit Suisse AG, PNC Bank, National Association, Wells Fargo Bank, National Association, and the lenders party thereto.

23.1	Consent of KPMG LLP, Independent Auditors

23.2	Consent of J.H. Cohn LLP, Independent Public Accountants

99.1 (4)	Press Release dated July 7, 2010

99.2 (5)	Press release dated August 9, 2010.

99.3	Elluminate Financial Statements listed in Item 9.01(a)

99.4	Wimba Financial Statements listed in Item 9.01(a)

99.5	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(2)	Incorporated by reference to Exhibit 2.2 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(3)	Previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on August 9, 2010.

(4)	Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on July 7, 2010.

(5)	Previously filed as Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed on August 9, 2010.